Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Shumate Industries, Inc.
Conroe, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2/A No. 2 of our report dated March 21, 2007 included herein for the two years ended December 31, 2006.

We also consent to the references to us under the heading “Experts” in such Document.

/s/ Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

April 12, 2007